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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 23, 2005
                                                   -----------------


                               Getty Realty Corp.
                        ---------------------------------
               (Exact name of registrant as specified in charter)



     Maryland                  001-13777                        11-3412575
     --------                  ---------                        ----------
    (State of                 (Commission                     (IRS Employer
  Organization)               File Number)                 Identification No.)



125 Jericho Turnpike, Suite 103
Jericho, New York                                                 11753
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(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code: (516) 478-5400
                                                    --------------


                                 Not Applicable
                        ---------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 8.01. Other Events

         On February 23, 2005, Getty Realty Corp. announced that it has entered into a definitive Real Estate Purchase Agreement to acquire 23 convenience store and retail motor fuel properties in Virginia. The aggregate consideration to be paid for these properties is approximately $29.0 million. The closing is expected to be completed by the end of the first quarter 2005.

         Getty also announced today that it has entered into an agreement to triple net lease all 23 of the properties to a leading convenience store operator with a network of more than 200 company operated convenience stores and independent dealers in the Mid Atlantic States and New England, effective upon the closing of the acquisition. The triple net lease has an initial term of 15 years and provides 3 renewal terms of 5 years each.

          A copy of the press release announcing this event is attached as
Exhibit 99.1 as is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit
Number              Description
------              -----------
99.1                Press Release, dated February 23, 2005, issued by Getty
                    Realty Corp.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Getty Realty Corp.
                                           (Registrant)



Date: February 25, 2005                  By:   /s/ Thomas J. STIRNWEIS
                                               -------------------------------
                                               Thomas J. Stirnweis
                                                 Vice President, Treasurer and
                                                 Chief Financial Officer



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INDEX TO EXHIBITS

Exhibit             Description
-------             -----------
Exhibit 99.1        Press Release, dated February 23, 2005, issued by Getty
                    Realty Corp.